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Summary Prospectus
Intrepid Income Fund
(Ticker: ICMYX)
January 28, 2010

Before you invest, you may want to review the Intrepid Income Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated January 28, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://intrepidcapitalfunds.com/download_applications.html.  You can also get this information at no cost by calling 1-866-996-FUND or by sending an e-mail request to prospectus@intrepidcapitalfunds.net.

Investment Objective: The Intrepid Income Fund (the “Fund”) seeks high current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distributions and/or Service (12b-1) Fees	0.25%
Other Expenses	0.46%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.48%
Fee Waiver/Expense Reimbursement(2)	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1) (2)	1.27%

(1) Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).   The Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement for the Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2) The Adviser contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursment (excluding Acquired Fund Fees and Expenses) do not exceed 1.25% of the Fund’s average daily net assets.  This agreement will continue in effect until January 31, 2011, with successive renewal terms of one year unless terminated by the Board of Trustees  prior to any such renewal.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursment (excluding Acquired Fund Fees and Expenses) do not exceed 1.25% of the Fund’s average daily net assets in the year of reimbursement. “Other Expenses” are presented before any waivers or expense reimbursements.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of nvesting in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Intrepid Income Fund	$129	$447	$788	$1,750

Portfolio Turnover

       The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies: The Fund primarily invests (up to 100% of its net assets) in high yield securities (also known as “junk bonds”).  High yield securities typically pay high current interest.  They also offer the potential for capital appreciation when purchased at a discount to par value or when favorable company-specific events occur or changes in interest rates increase the price in the short-term.  Like the Intrepid Capital Fund, the Fund’s investments in high yield securities will not be limited in duration, but typically will be in securities having a duration of two to six years at the time of purchase.  Duration is a measure of a debt security’s price sensitivity taking in to account a debt security’s cash flows over time.  For example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.  Also, like the Intrepid Capital Fund, the Fund’s investments in high yield securities will not be limited in credit rating, but typically will be in securities rated below investment grade by a nationally recognized statistical rating agency.  The Fund believes that these securities may be attractively priced relative to their risk because many institutional investors do not purchase less than investment grade debt securities.  When the spread between the interest rates earned on high yield securities and the interest rates earned on investment grade debt securities narrows, the Fund may invest in investment grade debt securities and money market instruments.  The investment grade debt securities in which the Income Fund invests typically will have a duration of two to six years.

Principal Risks:  There is a risk that you could lose all or a portin of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The following risks could affect the value of your investment:

●	Market Risk: The risk that certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market;
●
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares;

●	Interest Rate Risk: The risk associated with a trend of increasing interest rates which results in drop in value of the bonds and other debt securities;

●
Credit Risk: The risk of investments in bonds and debt securities whose issuers may not able to make interest and principal payments.  In turn, issuers’ inability to make payments may lower the credit quality of the security and lead to greater volatility in the price of the security;

●
High Yield Risk: The risk of loss on investments in high yield securities or “junk bonds.” These securities are  rated below investment grade, are usually less liquid have greater credit risk than investment grade debt securities, and their market values tend to be very volatile.  They are susceptible to market default due to adverse economic and business conditions.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.intrepidcapitalfunds.com.

Intrepid Income Fund
Calendar Year Returns as of 12/31/09

During the two year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	June 30, 2009	9.48%
Worst Quarter	December 31, 2008	-11.98%

Average Annual Total Returns (For the period ending December 31, 2009)
	1 Year	Since the Fund’s Inception (July 2, 2007)
Return Before Taxes	25.96%	4.31%
Return After Taxes on Distributions	23.38%	2.29%
Return After Taxes on Distributions and Sale of Fund Shares	16.76%	2.47%
Bank of America Merrill LynchU.S. High
Yield Master II Index	57.51%	5.76%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.   Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Adviser: Intrepid Capital Management, Inc. is the investment adviser (the “Adviser”) for the Fund.

Portfolio Managers: All of the investment decisions by the Adviser for the Fund are made by a team of professionals led by Mark Travis. Mark Travis is a founder and has been the President of the Adviser since 1994.  Gregory Estes has been a Vice President and portfolio manager for the Adviser since 2000.  Eric Cinnamond has been the Vice President/Director of Research of the Adviser since 1998.

Purchasing Shares: Investors may purchase, exchange or redeem Fund shares by mail (Intrepid Capital Management Funds Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-5207, or by telephone at 1-866-996-FUND.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $2,500 for all accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

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